SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 7, 2005
Date of Report (date of earliest event reported)

WAMU ASSET ACCEPTANCE CORP.

as Depositor under a
Pooling and Servicing Agreement
dated as of November 1, 2005
providing for the issuance of

WaMu MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2005-AR15
(Exact name of Registrant as specified in its charter)

Delaware	333-123034	20-2258610
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 THIRD AVENUE, WMT 1706A
SEATTLE, WASHINGTON 98101
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 554-8838

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits

The following exhibits are filed herewith:

99.1  Materials prepared by WaMu Capital Corp.  in connection with the Registrant's WaMu Mortgage Pass-Through Certificates, Series 2005-AR15 (the "Certificates").   These materials are used by Bloomberg L.P. to create a model (the "Bloomberg Model") that allows prospective investors to generate hypothetical performance data with respect to the Certificates based on assumptions chosen by them regarding certain characteristics of the related mortgage loans.  Access to the Bloomberg Model can be obtained by contacting Brian Caddigan at WaMu Capital Corp. at telephone number 212-702-6914.

99.2  Materials prepared by WaMu Capital Corp.  in connection with the Certificates.   These materials are used by Bloomberg L.P. to create a Bloomberg Model that allows prospective investors to generate hypothetical performance data with respect to the Certificates based on assumptions chosen by them regarding certain characteristics of the related mortgage loans.  Access to the Bloomberg Model can be obtained by contacting Brian Caddigan at WaMu Capital Corp. at telephone number 212-702-6914.

99.3  Materials prepared by WaMu Capital Corp.  in connection with the Certificates.   These materials are used by Bloomberg L.P. to create a Bloomberg Model that allows prospective investors to generate hypothetical performance data with respect to the Certificates based on assumptions chosen by them regarding certain characteristics of the related mortgage loans.  Access to the Bloomberg Model can be obtained by contacting Brian Caddigan at WaMu Capital Corp. at telephone number 212-702-6914.

99.4  Materials prepared by WaMu Capital Corp.  in connection with the Certificates.   These materials are used by Bloomberg L.P. to create a Bloomberg Model that allows prospective investors to generate hypothetical performance data with respect to the Certificates based on assumptions chosen by them regarding certain characteristics of the related mortgage loans.  Access to the Bloomberg Model can be obtained by contacting Brian Caddigan at WaMu Capital Corp. at telephone number 212-702-6914.

99.5  Materials prepared by WaMu Capital Corp.  in connection with the Certificates.   These materials are used by Bloomberg L.P. to create a Bloomberg Model that allows prospective investors to generate hypothetical performance data with respect to the Certificates based on assumptions chosen by them regarding certain characteristics of the related mortgage loans.  Access to the Bloomberg Model can be obtained by contacting Brian Caddigan at WaMu Capital Corp. at telephone number 212-702-6914.

99.6  Materials prepared by WaMu Capital Corp.  in connection with the Certificates.   These materials are used by Bloomberg L.P. to create a Bloomberg Model that allows prospective investors to generate hypothetical performance data with respect to the Certificates based on assumptions chosen by them regarding certain characteristics of the related mortgage loans.  Access to the Bloomberg Model can be obtained by contacting Brian Caddigan at WaMu Capital Corp. at telephone number 212-702-6914.

99.7  Bloomberg Model disclaimer prepared by WaMu Capital Corp.  in connection with the Certificates.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WaMu ASSET ACCEPTANCE CORP.
Date: November 9, 2005	By:	/s/ David H. Zielke David H. Zielke First Vice President (Authorized Officer)

Exhibit Index

99.1  Bloomberg Model materials prepared by WaMu Capital Corp. in connection with the Registrant's WaMu Mortgage Pass-Through Certificates, Series 2005-AR15

99.2  Bloomberg Model materials prepared by WaMu Capital Corp. in connection with the Registrant's WaMu Mortgage Pass-Through Certificates, Series 2005-AR15

99.3  Bloomberg Model materials prepared by WaMu Capital Corp. in connection with the Registrant's WaMu Mortgage Pass-Through Certificates, Series 2005-AR15

99.4  Bloomberg Model materials prepared by WaMu Capital Corp. in connection with the Registrant's WaMu Mortgage Pass-Through Certificates, Series 2005-AR15

99.5  Bloomberg Model materials prepared by WaMu Capital Corp. in connection with the Registrant's WaMu Mortgage Pass-Through Certificates, Series 2005-AR15

99.6  Bloomberg Model materials prepared by WaMu Capital Corp. in connection with the Registrant's WaMu Mortgage Pass-Through Certificates, Series 2005-AR15

99.7  Bloomberg Model disclaimer prepared by WaMu Capital Corp. in connection with the Registrant's WaMu Mortgage Pass-Through Certificates, Series 2005-AR15